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                             THE ARCH FUND(R), INC.
                        The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                   The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                 The ARCH U.S. Government Securities Portfolio
                          The ARCH Balanced Portfolio
                    The ARCH International Equity Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH Kansas Tax-Exempt Bond Portfolio
                                  (the "Fund")


                     Supplement dated November 13, 1996 to
                        Prospectus dated March 28, 1996


        Effective May 28, 1996, Peter Merzian is the person primarily responsible for the day-to-day management of the Fund's Balanced Portfolio. Mr. Merzian, a Senior Associate of MVA, has been with MVA since 1993 and prior thereto was employed as a portfolio manager of another financial institution. Mr. Merzian also serves as portfolio manager of the Fund's Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Tax-Exempt Money Market Portfolios.

        Also effective May 28, 1996, the Fund's Growth & Income Equity Portfolio will be managed by Timothy S. Engelbrecht. Mr. Engelbrecht has been employed by MVA for the past sixteen years and has had portfolio management and other responsibilities for MVA for the past fifteen years.


                                 *  *  *  *  *


        On July 17, 1996, Clay Finlay, Inc. ("Clay Finlay"), the sub-adviser to the Fund's International Equity Portfolio (the "Portfolio"), announced that it had agreed to become a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), a financial services holding company. The transaction closed on August 29, 1996, resulting in the automatic termination of Clay Finley's existing sub-advisory agreement with Mississippi Valley Advisors Inc. ("MVA"), the Portfolio's adviser, with respect to the Portfolio. The Fund's Board of Directors approved a new sub-advisory agreement between MVA and Clay Finlay on August 21, 1996, and the new sub-advisory agreement was ratified and approved by the Portfolio's shareholders at a Special Meeting of Shareholders of the Portfolio held on October 18, 1996. Under the sub-advisory agreement, Clay Finlay is entitled to receive sub-advisory fees from MVA at the annual rate of
 .75% of the first $50 million of the Portfolio's average daily net assets, plus .50% of the next $50 million of average daily net assets plus .25% of average daily net assets in excess of $100 million. Frances Dakers, the Portfolio's current portfolio manager and the person primarily responsible for its day-to-day operations, will continue to manage the Portfolio under the new sub-advisory agreement.


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                                   * * * * *

        Effective upon the close of business November 29, 1996, dividends from investment income of the Growth & Income Equity and Balanced Portfolios are declared and paid monthly to shareholders of record.


                                   * * * * *


        Effective December 1, 1996, the name of the Emerging Growth Portfolio is changed to the "Small Cap Equity Portfolio."


        INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE